Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	1Q'18 vs. 1Q'17
EARNINGS
Net interest income	$3,842	$3,916	$3,876	$3,637	$3,587	$255	7.1%
Retailer share arrangements	(720)	(779)	(805)	(669)	(684)	(36)	5.3%
Net interest income, after retailer share arrangements	3,122	3,137	3,071	2,968	2,903	219	7.5%
Provision for loan losses	1,362	1,354	1,310	1,326	1,306	56	4.3%
Net interest income, after retailer share arrangements and provision for loan losses	1,760	1,783	1,761	1,642	1,597	163	10.2%
Other income	75	62	76	57	93	(18)	(19.4)%
Other expense	988	970	958	911	908	80	8.8%
Earnings before provision for income taxes	847	875	879	788	782	65	8.3%
Provision for income taxes	207	490	324	292	283	(76)	(26.9)%
Net earnings	$640	$385	$555	$496	$499	$141	28.3%
Net earnings attributable to common stockholders	$640	$385	$555	$496	$499	$141	28.3%

Adjusted net earnings(1)	$640	$545	$555	$496	$499	$141	28.3%

COMMON SHARE STATISTICS
Basic EPS	$0.84	$0.49	$0.70	$0.62	$0.61	$0.23	37.7%
Diluted EPS	$0.83	$0.49	$0.70	$0.61	$0.61	$0.22	36.1%
Adjusted diluted EPS(1)	$0.83	$0.70	$0.70	$0.61	$0.61	$0.22	36.1%
Dividend declared per share	$0.15	$0.15	$0.15	$0.13	$0.13	$0.02	15.4%
Common stock price	$33.53	$38.61	$31.05	$29.82	$34.30	$(0.77)	(2.2)%
Book value per share	$18.88	$18.47	$18.40	$18.02	$17.71	$1.17	6.6%
Tangible common equity per share(1)	$16.55	$16.22	$16.15	$15.79	$15.47	$1.08	7.0%

Beginning common shares outstanding	770.5	782.6	795.3	810.8	817.4	(46.9)	(5.7)%
Issuance of common shares	—	—	—	—	—	—	—%
Stock-based compensation	0.2	0.1	0.1	0.2	—	0.2	NM
Shares repurchased	(10.4)	(12.2)	(12.8)	(15.7)	(6.6)	(3.8)	57.6%
Ending common shares outstanding	760.3	770.5	782.6	795.3	810.8	(50.5)	(6.2)%

Weighted average common shares outstanding	763.7	778.7	787.3	804.0	813.1	(49.4)	(6.1)%
Weighted average common shares outstanding (fully diluted)	770.3	784.0	790.9	807.4	817.1	(46.8)	(5.7)%

(1) Adjusted net earnings and Adjusted diluted EPS are non-GAAP measures. These measures represent the corresponding GAAP measure, adjusted to exclude the effects to Provision for income taxes in the quarter ended December 31, 2017, resulting from the Tax Cuts and Jobs Act of 2017 (the “Tax Act”). The effects primarily relate to additional tax expense arising from the remeasurement of our net deferred tax asset to reflect the reduction in the U.S. corporate tax rate from 35% to 21%. For a corresponding reconciliation to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions, except account data)
	Quarter Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	1Q'18 vs. 1Q'17
PERFORMANCE METRICS
Return on assets(1)	2.7%	1.6%	2.4%	2.2%	2.3%		0.4%
Return on equity(2)	18.2%	10.5%	15.3%	13.8%	14.1%		4.1%
Return on tangible common equity(3)	20.7%	12.0%	17.4%	15.7%	16.1%		4.6%
Adjusted return on assets(4)	2.7%	2.3%	2.4%	2.2%	2.3%		0.4%
Adjusted return on equity(4)	18.2%	14.9%	15.3%	13.8%	14.1%		4.1%
Adjusted return on tangible common equity(5)	20.7%	17.0%	17.4%	15.7%	16.1%		4.6%
Net interest margin(6)	16.05%	16.24%	16.74%	16.20%	16.18%		(0.13)%
Efficiency ratio(7)	30.9%	30.3%	30.4%	30.1%	30.3%		0.6%
Other expense as a % of average loan receivables, including held for sale	5.07%	4.91%	4.99%	4.93%	4.97%		0.10%
Effective income tax rate	24.4%	56.0%	36.9%	37.1%	36.2%		(11.8)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	6.14%	5.78%	4.95%	5.42%	5.33%		0.81%
30+ days past due as a % of period-end loan receivables(8)	4.52%	4.67%	4.80%	4.25%	4.25%		0.27%
90+ days past due as a % of period-end loan receivables(8)	2.28%	2.28%	2.22%	1.90%	2.06%		0.22%
Net charge-offs	$1,198	$1,141	$950	$1,001	$974	$224	23.0%
Loan receivables delinquent over 30 days(8)	$3,521	$3,831	$3,694	$3,208	$3,120	$401	12.9%
Loan receivables delinquent over 90 days(8)	$1,776	$1,869	$1,707	$1,435	$1,508	$268	17.8%

Allowance for loan losses (period-end)	$5,738	$5,574	$5,361	$5,001	$4,676	$1,062	22.7%
Allowance coverage ratio(9)	7.37%	6.80%	6.97%	6.63%	6.37%		1.00%

BUSINESS METRICS
Purchase volume(10)	$29,626	$36,565	$32,893	$33,476	$28,880	$746	2.6%
Period-end loan receivables	$77,853	$81,947	$76,928	$75,458	$73,350	$4,503	6.1%
Credit cards	$74,952	$79,026	$73,946	$72,492	$70,587	$4,365	6.2%
Consumer installment loans	$1,590	$1,578	$1,561	$1,514	$1,411	$179	12.7%
Commercial credit products	$1,275	$1,303	$1,384	$1,386	$1,311	$(36)	(2.7)%
Other	$36	$40	$37	$66	$41	$(5)	(12.2)%
Average loan receivables, including held for sale	$79,090	$78,369	$76,165	$74,090	$74,132	$4,958	6.7%
Period-end active accounts (in thousands)(11)	68,891	74,541	69,008	69,277	67,905	986	1.5%
Average active accounts (in thousands)(11)	71,323	71,348	69,331	68,635	69,629	1,694	2.4%

LIQUIDITY
Liquid assets
Cash and equivalents	$13,044	$11,602	$13,915	$12,020	$11,392	$1,652	14.5%
Total liquid assets	$18,557	$15,087	$16,391	$15,274	$16,158	$2,399	14.8%
Undrawn credit facilities
Undrawn credit facilities	$6,000	$6,000	$5,650	$6,650	$5,600	$400	7.1%
Total liquid assets and undrawn credit facilities	$24,557	$21,087	$22,041	$21,924	$21,758	$2,799	12.9%
Liquid assets % of total assets	19.42%	15.75%	17.71%	16.76%	18.14%		1.28%
Liquid assets including undrawn credit facilities % of total assets	25.70%	22.01%	23.82%	24.06%	24.43%		1.27%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(4) Adjusted return on assets represents Adjusted net earnings as a percentage of average total assets. Adjusted return on equity represents Adjusted net earnings as a percentage of average total equity. Adjusted net earnings is a non-GAAP measure. For a corresponding reconciliation of Adjusted net earnings to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(5) Adjusted return on tangible common equity represents Adjusted net earnings as a percentage of average tangible common equity. Both Adjusted net earnings and tangible common equity are non-GAAP measures. For corresponding reconciliations to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(6) Net interest margin represents net interest income divided by average interest-earning assets.
(7) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, after retailer share arrangements, plus other income.
(8) Based on customer statement-end balances extrapolated to the respective period-end date.
(9) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(10) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(11) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	1Q'18 vs. 1Q'17
Interest income:
Interest and fees on loans	$4,172	$4,233	$4,182	$3,927	$3,877	$295	7.6%
Interest on investment securities	72	58	51	43	36	36	100.0%
Total interest income	4,244	4,291	4,233	3,970	3,913	331	8.5%

Interest expense:
Interest on deposits	249	233	219	202	194	55	28.4%
Interest on borrowings of consolidated securitization entities	74	70	65	63	65	9	13.8%
Interest on third-party debt	79	72	73	68	67	12	17.9%
Total interest expense	402	375	357	333	326	76	23.3%

Net interest income	3,842	3,916	3,876	3,637	3,587	255	7.1%

Retailer share arrangements	(720)	(779)	(805)	(669)	(684)	(36)	5.3%
Net interest income, after retailer share arrangements	3,122	3,137	3,071	2,968	2,903	219	7.5%

Provision for loan losses	1,362	1,354	1,310	1,326	1,306	56	4.3%
Net interest income, after retailer share arrangements and provision for loan losses	1,760	1,783	1,761	1,642	1,597	163	10.2%

Other income:
Interchange revenue	158	179	164	165	145	13	9.0%
Debt cancellation fees	66	69	67	68	68	(2)	(2.9)%
Loyalty programs	(155)	(193)	(168)	(206)	(137)	(18)	13.1%
Other	6	7	13	30	17	(11)	(64.7)%
Total other income	75	62	76	57	93	(18)	(19.4)%

Other expense:
Employee costs(1)	358	330	333	318	323	35	10.8%
Professional fees	166	159	161	158	151	15	9.9%
Marketing and business development	121	156	124	124	94	27	28.7%
Information processing	104	99	96	88	90	14	15.6%
Other(1)	239	226	244	223	250	(11)	(4.4)%
Total other expense	988	970	958	911	908	80	8.8%

Earnings before provision for income taxes	847	875	879	788	782	65	8.3%
Provision for income taxes	207	490	324	292	283	(76)	(26.9)%
Net earnings attributable to common shareholders	$640	$385	$555	$496	$499	$141	28.3%

(1) We have reclassified certain amounts within Employee costs to Other for all periods in 2017 to conform to the current period classifications.

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Mar 31, 2018 vs. Mar 31, 2017
Assets
Cash and equivalents	$13,044	$11,602	$13,915	$12,020	$11,392	$1,652	14.5%
Debt securities	6,259	4,473	3,302	3,982	5,313	946	17.8%
Loan receivables:
Unsecuritized loans held for investment	52,469	55,526	53,997	52,550	50,398	2,071	4.1%
Restricted loans of consolidated securitization entities	25,384	26,421	22,931	22,908	22,952	2,432	10.6%
Total loan receivables	77,853	81,947	76,928	75,458	73,350	4,503	6.1%
Less: Allowance for loan losses	(5,738)	(5,574)	(5,361)	(5,001)	(4,676)	(1,062)	22.7%
Loan receivables, net	72,115	76,373	71,567	70,457	68,674	3,441	5.0%
Goodwill	991	991	991	991	992	(1)	(0.1)%
Intangible assets, net	780	749	772	787	826	(46)	(5.6)%
Other assets	2,370	1,620	2,001	2,903	1,853	517	27.9%
Total assets	$95,559	$95,808	$92,548	$91,140	$89,050	$6,509	7.3%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$56,285	$56,276	$54,232	$52,659	$51,359	$4,926	9.6%
Non-interest-bearing deposit accounts	285	212	222	226	246	39	15.9%
Total deposits	56,570	56,488	54,454	52,885	51,605	4,965	9.6%
Borrowings:
Borrowings of consolidated securitization entities	12,214	12,497	11,891	12,204	12,433	(219)	(1.8)%
Senior unsecured notes	8,801	8,302	8,008	8,505	7,761	1,040	13.4%
Total borrowings	21,015	20,799	19,899	20,709	20,194	821	4.1%
Accrued expenses and other liabilities	3,618	4,287	3,793	3,214	2,888	730	25.3%
Total liabilities	81,203	81,574	78,146	76,808	74,687	6,516	8.7%
Equity:
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,470	9,445	9,429	9,415	9,405	65	0.7%
Retained earnings	7,334	6,809	6,543	6,109	5,724	1,610	28.1%
Accumulated other comprehensive income:	(86)	(64)	(40)	(49)	(55)	(31)	56.4%
Treasury Stock	(2,363)	(1,957)	(1,531)	(1,144)	(712)	(1,651)	NM
Total equity	14,356	14,234	14,402	14,332	14,363	(7)	(0.0)%
Total liabilities and equity	$95,559	$95,808	$92,548	$91,140	$89,050	$6,509	7.3%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Mar 31, 2018			Dec 31, 2017			Sep 30, 2017			Jun 30, 2017			Mar 31, 2017
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$12,434	$47	1.53%	$13,591	$43	1.26%	$11,895	$37	1.23%	$10,758	$28	1.04%	$10,552	$21	0.81%
Securities available for sale	5,584	25	1.82%	3,725	15	1.60%	3,792	14	1.46%	5,195	15	1.16%	5,213	15	1.17%

Loan receivables:
Credit cards, including held for sale	76,181	4,099	21.82%	75,389	4,161	21.90%	73,172	4,111	22.29%	71,206	3,858	21.73%	71,365	3,811	21.66%
Consumer installment loans	1,572	36	9.29%	1,568	36	9.11%	1,543	35	9.00%	1,461	34	9.33%	1,389	32	9.34%
Commercial credit products	1,286	36	11.35%	1,375	35	10.10%	1,392	36	10.26%	1,378	34	9.90%	1,317	34	10.47%
Other	51	1	NM	37	1	NM	58	—	—%	45	1	NM	61	—	—%
Total loan receivables, including held for sale	79,090	4,172	21.39%	78,369	4,233	21.43%	76,165	4,182	21.78%	74,090	3,927	21.26%	74,132	3,877	21.21%
Total interest-earning assets	97,108	4,244	17.72%	95,685	4,291	17.79%	91,852	4,233	18.28%	90,043	3,970	17.68%	89,897	3,913	17.65%

Non-interest-earning assets:
Cash and due from banks	1,197			1,037			877			829			802
Allowance for loan losses	(5,608)			(5,443)			(5,125)			(4,781)			(4,408)
Other assets	3,010			3,219			3,517			3,303			3,177
Total non-interest-earning assets	(1,401)			(1,187)			(731)			(649)			(429)

Total assets	$95,707			$94,498			$91,121			$89,394			$89,468

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$56,356	$249	1.79%	$55,690	$233	1.66%	$53,294	$219	1.63%	$51,836	$202	1.56%	$51,829	$194	1.52%
Borrowings of consolidated securitization entities	12,410	74	2.42%	12,425	70	2.24%	11,759	65	2.19%	12,213	63	2.07%	12,321	65	2.14%
Senior unsecured notes	8,795	79	3.64%	7,940	72	3.60%	8,251	73	3.51%	7,933	68	3.44%	7,760	67	3.50%

Total interest-bearing liabilities	77,561	402	2.10%	76,055	375	1.96%	73,304	357	1.93%	71,982	333	1.86%	71,910	326	1.84%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	300			218			232			218			240
Other liabilities	3,570			3,716			3,154			2,752			2,995
Total non-interest-bearing liabilities	3,870			3,934			3,386			2,970			3,235

Total liabilities	81,431			79,989			76,690			74,952			75,145

Equity
Total equity	14,276			14,509			14,431			14,442			14,323

Total liabilities and equity	$95,707			$94,498			$91,121			$89,394			$89,468
Net interest income		$3,842			$3,916			$3,876			$3,637			$3,587

Interest rate spread(1)			15.62%			15.83%			16.35%			15.82%			15.81%
Net interest margin(2)			16.05%			16.24%			16.74%			16.20%			16.18%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Mar 31, 2018 vs. Mar 31, 2017
BALANCE SHEET STATISTICS
Total common equity	$14,356	$14,234	$14,402	$14,332	$14,363	$(7)	(0.0)%
Total common equity as a % of total assets	15.02%	14.86%	15.56%	15.73%	16.13%		(1.11)%

Tangible assets	$93,788	$94,068	$90,785	$89,362	$87,232	$6,556	7.5%
Tangible common equity(1)	$12,585	$12,494	$12,639	$12,554	$12,545	$40	0.3%
Tangible common equity as a % of tangible assets(1)	13.42%	13.28%	13.92%	14.05%	14.38%		(0.96)%
Tangible common equity per share(1)	$16.55	$16.22	$16.15	$15.79	$15.47	$1.08	7.0%

REGULATORY CAPITAL RATIOS(2)
	Basel III Fully Phased-in(3)	Basel III Transition
Total risk-based capital ratio(4)	18.1%	17.3%	18.7%	18.7%	19.3%
Tier 1 risk-based capital ratio(5)	16.8%	16.0%	17.3%	17.4%	18.0%
Tier 1 leverage ratio(6)	13.7%	13.8%	14.6%	14.8%	14.8%
Common equity Tier 1 capital ratio	16.8%	16.0%	17.3%	17.4%	18.0%

	Basel III Fully Phased-in
Common equity Tier 1 capital ratio	16.8%	15.8%	17.2%	17.2%	17.7%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Regulatory capital metrics at March 31, 2018 are preliminary and therefore subject to change.
(3) Amounts presented do not reflect certain modifications to the regulatory capital rules proposed by the federal banking agencies in September 2017, which among other things, may increase the risk weighting of certain deferred tax assets from 100% to 250% if the proposed rule becomes effective.

(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments. Tier 1 leverage ratios are based upon the use of daily averages for all periods presented.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	1Q'18 vs. 1Q'17
RETAIL CARD
Purchase volume(1)(2)	$23,382	$29,839	$26,347	$27,101	$22,952	$430	1.9%
Period-end loan receivables	$52,531	$56,230	$52,119	$51,437	$49,905	$2,626	5.3%
Average loan receivables, including held for sale	$53,673	$53,256	$51,817	$50,533	$50,644	$3,029	6.0%
Average active accounts (in thousands)(2)(3)	55,927	56,113	54,471	54,058	55,049	878	1.6%

Interest and fees on loans(2)	$3,096	$3,133	$3,102	$2,900	$2,888	$208	7.2%
Other income(2)	$65	$49	$61	$25	$77	$(12)	(15.6)%
Retailer share arrangements(2)	$(714)	$(771)	$(795)	$(657)	$(681)	$(33)	4.8%

PAYMENT SOLUTIONS
Purchase volume(1)	$3,823	$4,366	$4,178	$3,930	$3,686	$137	3.7%
Period-end loan receivables	$16,513	$16,857	$16,153	$15,595	$15,320	$1,193	7.8%
Average loan receivables	$16,629	$16,386	$15,848	$15,338	$15,424	$1,205	7.8%
Average active accounts (in thousands)(3)	9,545	9,421	9,183	9,031	9,090	455	5.0%

Interest and fees on loans	$562	$574	$559	$533	$515	$47	9.1%
Other income	$2	$2	$2	$6	$4	$(2)	(50.0)%
Retailer share arrangements	$(4)	$(5)	$(9)	$(9)	$(1)	$(3)	NM

CARECREDIT
Purchase volume(1)	$2,421	$2,360	$2,368	$2,445	$2,242	$179	8.0%
Period-end loan receivables	$8,809	$8,860	$8,656	$8,426	$8,125	$684	8.4%
Average loan receivables	$8,788	$8,727	$8,500	$8,219	$8,064	$724	9.0%
Average active accounts (in thousands)(3)	5,851	5,814	5,677	5,546	5,490	361	6.6%

Interest and fees on loans	$514	$526	$521	$494	$474	$40	8.4%
Other income	$8	$11	$13	$26	$12	$(4)	(33.3)%
Retailer share arrangements	$(2)	$(3)	$(1)	$(3)	$(2)	$—	—%

TOTAL SYF
Purchase volume(1)(2)	$29,626	$36,565	$32,893	$33,476	$28,880	$746	2.6%
Period-end loan receivables	$77,853	$81,947	$76,928	$75,458	$73,350	$4,503	6.1%
Average loan receivables, including held for sale	$79,090	$78,369	$76,165	$74,090	$74,132	$4,958	6.7%
Average active accounts (in thousands)(2)(3)	71,323	71,348	69,331	68,635	69,629	1,694	2.4%

Interest and fees on loans(2)	$4,172	$4,233	$4,182	$3,927	$3,877	$295	7.6%
Other income(2)	$75	$62	$76	$57	$93	$(18)	(19.4)%
Retailer share arrangements(2)	$(720)	$(779)	$(805)	$(669)	$(684)	$(36)	5.3%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
COMMON EQUITY MEASURES
GAAP Total common equity	$14,356	$14,234	$14,402	$14,332	$14,363
Less: Goodwill	(991)	(991)	(991)	(991)	(992)
Less: Intangible assets, net	(780)	(749)	(772)	(787)	(826)
Tangible common equity	$12,585	$12,494	$12,639	$12,554	$12,545

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	278	254	344	337	340
Basel III - Common equity Tier 1 (fully phased-in)	$12,863	$12,748	$12,983	$12,891	$12,885
Adjustment related to capital components during transition		142	142	146	154
Basel III - Common equity Tier 1 (transition)		$12,890	$13,125	$13,037	$13,039

RISK-BASED CAPITAL
Common equity Tier 1	$12,863	$12,890	$13,125	$13,037	$13,039
Add: Allowance for loan losses includible in risk-based capital	1,015	1,064	1,001	985	954
Risk-based capital	$13,878	$13,954	$14,126	$14,022	$13,993

ASSET MEASURES
Total average assets	$95,707	$94,498	$91,121	$89,394	$89,468
Adjustments for:
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,560)	(1,392)	(1,304)	(1,325)	(1,358)
Total assets for leverage purposes	$94,147	$93,106	$89,817	$88,069	$88,110

Risk-weighted assets - Basel III (fully phased-in)	$76,509	$80,526	$75,614	$74,748	$72,596
Risk-weighted assets - Basel III (transition)		$80,669	$75,729	$74,792	$72,627

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$18.88	$18.47	$18.40	$18.02	$17.71
Less: Goodwill	(1.30)	(1.29)	(1.27)	(1.25)	(1.22)
Less: Intangible assets, net	(1.03)	(0.96)	(0.98)	(0.98)	(1.02)
Tangible common equity per share	$16.55	$16.22	$16.15	$15.79	$15.47

ADJUSTED NET EARNINGS
GAAP net earnings	$640	$385	$555	$496	$499
Adjustment for tax law change(2)	—	160	—	—	—
Adjusted net earnings	$640	$545	$555	$496	$499

ADJUSTED DILUTED EPS
GAAP diluted EPS	$0.83	$0.49	$0.70	$0.61	$0.61
Adjustment for tax law change(2)	—	0.21	—	—	—
Adjusted diluted EPS	$0.83	$0.70	$0.70	$0.61	$0.61

(1) Regulatory measures at March 31, 2018 are presented on an estimated basis.
(2) Adjustment to exclude the effects to Provision for income taxes in the quarter ended December 31, 2017, resulting from the Tax Act.